UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: July 31, 2003
              Date of Earliest Event Reported: July 31, 2003


                     The Pep Boys - Manny, Moe & Jack
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

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Item 5.   Other Events


The Company announced today a corporate restructuring, including 33 store closings (approximately 5% of 629 stores), resulting in a reduction of approximately 700 store employees (approximately 3% of total employees), and a streamlining of the management structure throughout the company, resulting in the reduction of approximately 160 corporate employees.

The Company's press release announcing this restructuring is attached hereto as
Exhibit 99.1



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits. The following exhibits are filed with this report.

Exhibit No. 99.1                Press Release




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ George Babich, Jr.
                               --------------------------------------
                               George Babich, Jr.
                               President
                               and Chief Financial Officer


Date:  July 31, 2003

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